Exhibit 99.2
Phillips 66 Earnings Release Supplemental Data

CONSOLIDATED INCOME STATEMENT

	Millions of Dollars
	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues and Other Income
Sales and other operating revenues*	40,283	45,549	40,417	34,963	161,212	22,778	28,512	25,792	21,893	98,975
Equity in earnings of affiliates	778	764	511	413	2,466	456	407	583	127	1,573
Net gain on dispositions	7	9	109	170	295	122	139	22	—	283
Other income (loss)	31	17	11	61	120	70	19	20	9	118
Total Revenues and Other Income	41,099	46,339	41,048	35,607	164,093	23,426	29,077	26,417	22,029	100,949

Costs and Expenses
Purchased crude oil and products	34,381	39,316	33,602	28,449	135,748	16,695	22,253	18,580	15,871	73,399
Operating expenses	1,090	1,077	1,104	1,164	4,435	1,094	1,043	1,083	1,074	4,294
Selling, general and administrative expenses	402	412	401	448	1,663	394	406	437	433	1,670
Depreciation and amortization	234	239	249	273	995	253	274	270	281	1,078
Impairments	1	3	12	134	150	—	2	1	4	7
Taxes other than income taxes*	3,638	3,832	3,874	3,696	15,040	3,462	3,549	3,610	3,456	14,077
Accretion on discounted liabilities	6	6	6	6	24	5	6	5	5	21
Interest and debt expense	68	66	60	73	267	86	79	71	74	310
Foreign currency transaction (gains) losses	(19)	29	13	3	26	49	—	1	(1)	49
Total Costs and Expenses	39,801	44,980	39,321	34,246	158,348	22,038	27,612	24,058	21,197	94,905
Income from continuing operations before income taxes	1,298	1,359	1,727	1,361	5,745	1,388	1,465	2,359	832	6,044
Provision for income taxes	426	487	538	203	1,654	391	440	767	166	1,764
Income from continuing operations	872	872	1,189	1,158	4,091	997	1,025	1,592	666	4,280
Income from discontinued operations**	706	—	—	—	706	—	—	—	—	—
Net income	1,578	872	1,189	1,158	4,797	997	1,025	1,592	666	4,280
Less: net income attributable to noncontrolling interests	6	9	9	11	35	10	13	14	16	53
Net Income Attributable to Phillips 66	1,572	863	1,180	1,147	4,762	987	1,012	1,578	650	4,227
* Includes excise taxes on petroleum products sales:	3,522	3,743	3,781	3,652	14,698	3,362	3,463	3,513	3,442	13,780
** Net of provision for income taxes on discontinued operations:	5	—	—	—	5	—	—	—	—	—

Amounts Attributable to Phillips 66 Common Stockholders:
Income from continuing operations	866	863	1,180	1,147	4,056	987	1,012	1,578	650	4,227
Income from discontinued operations	706	—	—	—	706	—	—	—	—	—
Net Income Attributable to Phillips 66	1,572	863	1,180	1,147	4,762	987	1,012	1,578	650	4,227

Net Income Attributable to Phillips 66 Per Share of Common Stock (dollars)
Basic
Continuing operations	1.48	1.52	2.11	2.07	7.15	1.80	1.85	2.92	1.21	7.78
Discontinued operations	1.21	—	—	—	1.25	—	—	—	—	—
Net Income Attributable to Phillips 66
Per Share of Common Stock	2.69	1.52	2.11	2.07	8.40	1.80	1.85	2.92	1.21	7.78
Diluted
Continuing operations	1.47	1.51	2.09	2.05	7.10	1.79	1.84	2.90	1.20	7.73
Discontinued operations	1.20	—	—	—	1.23	—	—	—	—	—
Net Income Attributable to Phillips 66
Per Share of Common Stock	2.67	1.51	2.09	2.05	8.33	1.79	1.84	2.90	1.20	7.73

Average Common Shares Outstanding (in thousands)
Basic	584,053	565,799	559,492	554,617	565,902	548,200	544,617	540,357	536,399	542,355
Diluted	589,575	571,285	564,958	559,023	571,504	552,337	548,926	544,696	540,245	546,977

SUMMARY OF INCOME (LOSS) ATTRIBUTABLE TO PHILLIPS 66 BY SEGMENT

	Millions of Dollars
	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	188	108	115	96	507	67	(78)	101	(77)	13
Chemicals	316	324	230	267	1,137	203	295	252	212	962
Refining	306	390	558	517	1,771	538	604	1,003	410	2,555
Marketing and Specialties	137	162	368	367	1,034	304	314	338	231	1,187
Corporate and Other	(81)	(121)	(91)	(100)	(393)	(125)	(123)	(116)	(126)	(490)
Discontinued Operations	706	—	—	—	706	—	—	—	—	—
Consolidated	1,572	863	1,180	1,147	4,762	987	1,012	1,578	650	4,227

SUMMARY OF INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAXES BY SEGMENT

	Millions of Dollars
	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	302	180	194	175	851	116	(99)	173	(43)	147
Chemicals	442	466	328	396	1,632	291	416	360	248	1,315
Refining	508	647	859	453	2,467	764	932	1,488	475	3,659
Marketing and Specialties	205	248	495	527	1,475	406	410	514	322	1,652
Corporate and Other	(159)	(182)	(149)	(190)	(680)	(189)	(194)	(176)	(170)	(729)
Consolidated	1,298	1,359	1,727	1,361	5,745	1,388	1,465	2,359	832	6,044

EFFECTIVE TAX RATES ON INCOME FROM CONTINUING OPERATIONS

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	35.8%	35.0%	36.1%	38.9%	36.3%	32.8%	37.4%	32.9%	-34.9%	49.7%
Chemicals	28.5%	30.5%	29.9%	32.6%	30.3%	30.2%	29.1%	30.0%	14.5%	26.8%
Refining	39.8%	39.7%	35.0%	-14.1%	28.2%	29.6%	35.2%	32.6%	13.7%	30.2%
Marketing and Specialties	33.2%	34.7%	25.7%	30.4%	29.9%	25.1%	23.4%	34.2%	28.3%	28.1%
Corporate and Other	49.1%	33.5%	38.9%	47.4%	42.2%	33.3%	35.1%	33.5%	24.1%	31.7%
Consolidated	32.8%	35.8%	31.2%	14.9%	28.8%	28.2%	30.0%	32.5%	20.0%	29.2%

SUMMARY OF ADJUSTED NET INCOME (LOSS) ATTRIBUTABLE TO PHILLIPS 66 BY SEGMENT

	Millions of Dollars
	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	188	108	115	97	508	67	48	91	42	248
Chemicals	316	324	299	270	1,209	203	295	272	182	952
Refining	306	390	558	322	1,576	495	604	1,052	376	2,527
Marketing and Specialties	137	162	259	324	882	194	182	344	227	947
Corporate and Other	(81)	(121)	(91)	(100)	(393)	(125)	(127)	(112)	(117)	(481)
Consolidated	866	863	1,140	913	3,782	834	1,002	1,647	710	4,193

SPECIAL ITEMS INCLUDED IN NET INCOME ATTRIBUTABLE TO PHILLIPS 66
(AFTER-TAX)

	Millions of Dollars
	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream
Asset dispositions	—	—	—	—	—	—	—	18	—	18
Impairments by equity affiliates	—	—	—	—	—	—	(126)	(2)	(104)	(232)
Pension settlement expenses	—	—	—	—	—	—	—	(6)	—	(6)
Lower-of-cost-or-market inventory adjustments	—	—	—	(1)	(1)	—	—	—	—	—
Certain tax impacts	—	—	—	—	—	—	—	—	(15)	(15)
Total Midstream	—	—	—	(1)	(1)	—	(126)	10	(119)	(235)

Chemicals
Impairments by equity affiliates	—	—	(69)	—	(69)	—	—	(20)	(4)	(24)
Lower-of-cost-or-market inventory adjustments	—	—	—	(3)	(3)	—	—	—	—	—
Certain tax impacts	—	—	—	—	—	—	—	—	34	34
Total Chemicals	—	—	(69)	(3)	(72)	—	—	(20)	30	10

Refining
Asset dispositions	—	—	—	369	369	5	—	—	—	5
Impairments	—	—	—	(131)	(131)	—	—	—	—	—
Pending claims and settlements	—	—	—	(17)	(17)	38	—	(19)	—	19
Lower-of-cost-or-market inventory adjustments	—	—	—	(26)	(26)	—	—	—	(33)	(33)
Pension settlement expenses	—	—	—	—	—	—	—	(30)	(2)	(32)
Certain tax impacts	—	—	—	—	—	—	—	—	69	69
Total Refining	—	—	—	195	195	43	—	(49)	34	28

Marketing and Specialties
Asset dispositions	—	—	109	16	125	110	132	—	—	242
Pending claims and settlements	—	—	—	27	27	—	—	—	—	—
Pension settlement expenses	—	—	—	—	—	—	—	(6)	(1)	(7)
Certain tax impacts	—	—	—	—	—	—	—	—	5	5
Total Marketing and Specialties	—	—	109	43	152	110	132	(6)	4	240

Corporate and Other
Pending claims and settlements	—	—	—	—	—	—	4	—	—	4
Pension settlement expenses	—	—	—	—	—	—	—	(4)	—	(4)
Certain tax impacts	—	—	—	—	—	—	—	—	(9)	(9)
Total Corporate and Other	—	—	—	—	—	—	4	(4)	(9)	(9)

Discontinued Operations	706	—	—	—	706	—	—	—	—	—

Total Phillips 66	706	—	40	234	980	153	10	(69)	(60)	34

By Business Lines/Regions
Midstream
Transportation	—	—	—	—	—	—	—	—	3	3
DCP Midstream	—	—	—	(1)	(1)	—	(126)	16	(125)	(235)
NGL	—	—	—	—	—	—	—	(6)	3	(3)
Total Midstream	—	—	—	(1)	(1)	—	(126)	10	(119)	(235)

Refining
Atlantic Basin/Europe	—	—	—	(132)	(132)	38	—	(13)	89	114
Gulf Coast	—	—	—	(3)	(3)	—	—	(16)	(19)	(35)
Central Corridor	—	—	—	(17)	(17)	—	—	(12)	(35)	(47)
Western/Pacific	—	—	—	347	347	5	—	(8)	(1)	(4)
Total Refining	—	—	—	195	195	43	—	(49)	34	28

Marketing and Specialties
Marketing and Other	—	—	109	43	152	110	132	(6)	1	237
Specialties	—	—	—	—	—	—	—	—	3	3
Total Marketing and Specialties	—	—	109	43	152	110	132	(6)	4	240

SPECIAL ITEMS INCLUDED IN INCOME FROM CONTINUING OPERATIONS
(PRETAX)

	Millions of Dollars
	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation	—	—	—	—	—	—	—	—	—	—
DCP Midstream	—	—	—	(2)	(2)	—	(194)	26	(168)	(336)
NGL	—	—	—	—	—	—	—	(9)	—	(9)
Total Midstream	—	—	—	(2)	(2)	—	(194)	17	(168)	(345)

Chemicals	—	—	(88)	(3)	(91)	—	—	(20)	(4)	(24)

Refining
Atlantic Basin/Europe	—	—	—	(133)	(133)	—	—	(21)	(2)	(23)
Gulf Coast	—	—	—	(5)	(5)	—	—	(26)	(2)	(28)
Central Corridor	—	—	—	(29)	(29)	—	—	(18)	(53)	(71)
Western/Pacific	—	—	—	118	118	8	—	(14)	—	(6)
Total Refining	—	—	—	(49)	(49)	8	—	(79)	(57)	(128)

Marketing and Specialties
Marketing and Other	—	—	109	60	169	110	132	(10)	(1)	231
Specialties	—	—	—	—	—	—	—	—	—	—
Total Marketing and Specialties	—	—	109	60	169	110	132	(10)	(1)	231

Corporate and Other	—	—	—	—	—	—	5	(7)	4	2

Discontinued Operations	711	—	—	—	711	—	—	—	—	—

Total Phillips 66	711	—	21	6	738	118	(57)	(99)	(226)	(264)

CASH FLOW INFORMATION

	Millions of Dollars
	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Cash Flows From Operating Activities
Net income	1,578	872	1,189	1,158	4,797	997	1,025	1,592	666	4,280
Depreciation and amortization	234	239	249	273	995	253	274	270	281	1,078
Impairments	1	3	12	134	150	—	2	1	4	7
Accretion on discounted liabilities	6	6	6	6	24	5	6	5	5	21
Deferred taxes	(444)	(11)	(72)	39	(488)	(6)	(75)	(44)	654	529
Undistributed equity earnings	632	(253)	(19)	(163)	197	(337)	662	(308)	168	185
Net gain on dispositions	(7)	(9)	(109)	(170)	(295)	(122)	(139)	(22)	—	(283)
Income from discontinued operations	(706)	—	—	—	(706)	—	—	—	—	—
Other	(21)	90	1	(197)	(127)	90	4	(24)	47	117
Net working capital changes	123	(107)	(828)	(208)	(1,020)	472	(332)	(33)	(328)	(221)
Net cash provided by continuing operating activities	1,396	830	429	872	3,527	1,352	1,427	1,437	1,497	5,713
Net cash provided by discontinued operations	2	—	—	—	2	—	—	—	—	—
Net Cash Provided by Operating Activities	1,398	830	429	872	3,529	1,352	1,427	1,437	1,497	5,713

Cash Flows From Investing Activities
Capital expenditures and investments	(572)	(561)	(1,514)	(1,126)	(3,773)	(1,081)	(1,213)	(992)	(2,478)	(5,764)
Proceeds from asset dispositions*	507	150	6	581	1,244	(9)	4	73	2	70
Advances/loans—related parties	—	(3)	—	—	(3)	(50)	—	—	—	(50)
Collection of advances/loans—related parties	—	—	—	—	—	—	50	—	—	50
Other	13	21	127	77	238	102	(55)	(45)	(46)	(44)
Net cash used in continuing investing activities	(52)	(393)	(1,381)	(468)	(2,294)	(1,038)	(1,214)	(964)	(2,522)	(5,738)
Net cash provided by (used in) discontinued operations	(34)	32	—	—	(2)	—	—	—	—	—
Net Cash Used in Investing Activities	(86)	(361)	(1,381)	(468)	(2,296)	(1,038)	(1,214)	(964)	(2,522)	(5,738)

Cash Flows From Financing Activities
Issuance of debt	—	—	—	2,487	2,487	1,169	—	—	—	1,169
Repayment of debt	(8)	(9)	(13)	(19)	(49)	(895)	(9)	(14)	(8)	(926)
Issuance of common stock	(20)	8	13	—	1	(25)	—	(2)	8	(19)
Repurchase of common stock	(640)	(616)	(494)	(532)	(2,282)	(399)	(334)	(373)	(406)	(1,512)
Share exchange—PSPI transaction	(450)	—	—	—	(450)	—	—	—	—	—
Dividends paid on common stock	(229)	(281)	(277)	(275)	(1,062)	(272)	(302)	(300)	(298)	(1,172)
Distributions to noncontrolling interests	(4)	(9)	(5)	(12)	(30)	(6)	(14)	(10)	(16)	(46)
Net proceeds from issuance of Phillips 66 Partners LP common units	—	—	—	—	—	384	—	—	—	384
Other	(4)	29	(2)	—	23	(14)	16	—	3	5
Net cash provided by (used in) continuing financing activities	(1,355)	(878)	(778)	1,649	(1,362)	(58)	(643)	(699)	(717)	(2,117)
Net cash provided by (used in) discontinued operations	—	—	—	—	—	—	—	—	—	—
Net Cash Provided by (Used in) Financing Activities	(1,355)	(878)	(778)	1,649	(1,362)	(58)	(643)	(699)	(717)	(2,117)

Effect of Exchange Rate Changes on Cash and Cash Equivalents	(31)	39	(118)	46	(64)	(73)	129	(41)	(6)	9

Net Change in Cash and Cash Equivalents	(74)	(370)	(1,848)	2,099	(193)	183	(301)	(267)	(1,748)	(2,133)
Cash and cash equivalents at beginning of period	5,400	5,326	4,956	3,108	5,400	5,207	5,390	5,089	4,822	5,207
Cash and Cash Equivalents at End of Period	5,326	4,956	3,108	5,207	5,207	5,390	5,089	4,822	3,074	3,074
*Includes return of investments in equity affiliates.

CAPITAL PROGRAM

	Millions of Dollars
	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Consolidated Capital Expenditures and Investments
Midstream	288	298	946	641	2,173	769	899	700	2,089	4,457
Chemicals	—	—	—	—	—	—	—	—	—	—
Refining	186	215	278	359	1,038	274	268	233	294	1,069
Marketing and Specialties	84	26	248	81	439	24	30	32	36	122
Corporate and Other	14	22	42	45	123	14	16	27	59	116
Total Consolidated from Continuing Operations	572	561	1,514	1,126	3,773	1,081	1,213	992	2,478	5,764

Proportional Share of Select Equity Affiliates Capital Expenditures and Investments*
DCP Midstream (Midstream)	178	176	207	215	776	157	149	71	61	438
CPChem (Chemicals)**	154	220	242	270	886	249	259	331	480	1,319
WRB Refining (Refining)	23	38	35	44	140	35	36	47	57	175
Select Equity Affiliates	355	434	484	529	1,802	441	444	449	598	1,932
**Prior period amounts have been restated.

Total Capital Program*
Midstream	466	474	1,153	856	2,949	926	1,048	771	2,150	4,895
Chemicals	154	220	242	270	886	249	259	331	480	1,319
Refining	209	253	313	403	1,178	309	304	280	351	1,244
Marketing and Specialties	84	26	248	81	439	24	30	32	36	122
Corporate and Other	14	22	42	45	123	14	16	27	59	116
Total Capital Program	927	995	1,998	1,655	5,575	1,522	1,657	1,441	3,076	7,696
* Includes Phillips 66’s portion of self-funded capital spending by DCP Midstream, LLC (DCP Midstream), Chevron Phillips Chemical Company LLC (CPChem) and WRB Refining.

MIDSTREAM

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream Net Income (Loss) Attributable to Phillips 66 ($ Millions)
Transportation	62	60	58	53	233	65	65	77	81	288
DCP Midstream	83	33	31	(12)	135	(12)	(151)	(2)	(159)	(324)
NGL	43	15	26	55	139	14	8	26	1	49
Midstream Net Income (Loss) Attributable to Phillips 66	188	108	115	96	507	67	(78)	101	(77)	13

Midstream Income (Loss) before Income Taxes ($ Millions)
Transportation	101	105	102	108	416	113	115	129	134	491
DCP Midstream	130	52	50	(18)	214	(17)	(233)	(3)	(210)	(463)
NGL	71	23	42	85	221	20	19	47	33	119
Midstream Income (Loss) before Income Taxes	302	180	194	175	851	116	(99)	173	(43)	147

Midstream Adjusted EBITDA	384	256	273	257	1,170	199	177	245	174	795

Depreciation and Amortization ($ Millions)
Transportation	19	20	23	27	89	25	27	31	31	114
DCP Midstream	—	—	—	—	—	—	—	—	—	—
NGL	—	1	1	—	2	1	—	2	10	13
Total	19	21	24	27	91	26	27	33	41	127

Operating and SG&A Expense ($ Millions)
Transportation	96	109	122	134	461	124	117	113	124	478
DCP Midstream	—	—	—	—	—	—	—	1	—	1
NGL	17	20	20	37	94	32	25	34	36	127
Total	113	129	142	171	555	156	142	148	160	606

Transportation Volumes (MB/D)
Pipelines*	3,101	3,243	3,142	3,336	3,206	3,145	3,290	3,239	3,381	3,264
Terminals**	1,477	1,609	1,780	1,860	1,683	1,983	1,969	2,021	1,953	1,981
* Pipelines represent the sum of volumes transported through each separately tariffed pipeline segment, including our share of equity volumes in
Yellowstone and Lake Charles pipelines.
** Terminals include Bayway and Ferndale crude oil rail rack volumes.

PSX Other Volumes
NGL Fractionated (MB/D)*	112	117	110	99	109	108	108	110	123	112
* Excludes DCP Midstream.

100% DCP Midstream Results
Net Income Attributable, excludes parent company income tax related to DCP's earnings ($ Millions)	165	89	81	(47)	288	(37)	(466)	(6)	(420)	(929)

Depreciation and Amortization ($ Millions)	85	86	87	90	348	91	94	93	99	377

Operating and SG&A Expense ($ Millions)	243	283	264	271	1,061	236	240	275	277	1,028

Net Interest Expense ($ Millions)*	72	74	71	70	287	76	79	85	80	320
* Net of interest income.

Capital Expenditures and Investments ($ Millions)	355	353	414	429	1,551	314	297	143	121	875

Selected DCP Volumes and Gross Margin
by Major Contract Type (excludes current quarter)
Percentage of Proceeds (long NGL / long Gas)*
Volume (TBtu/d)	5.3	5.6	5.8	5.9	5.7	5.6	5.6	5.7	**	5.6
Gross Margin ($ Millions)	265	265	275	215	1,020	130	125	120	**	375

Keep-whole (long NGL / short Gas)*
Volume (TBtu/d)	0.5	0.4	0.4	0.3	0.4	0.3	0.3	0.3	**	0.3
Gross Margin ($ Millions)	35	20	25	20	100	10	10	5	**	25

Fee-based Gas (primarily gathering and transport)*
Volume (TBtu/d)	4.6	4.5	4.6	4.7	4.6	4.7	4.7	4.9	**	4.8
Gross Margin ($ Millions)	80	85	90	105	360	95	105	110	**	310

Fee-based NGL Transport and Fractionation
Volume (MB/d)	242	281	325	340	297	320	339	354	**	338
Gross Margin ($ Millions)	26	27	39	39	131	36	44	47	**	127

Other Gross Margin***
Gross Margin ($ Millions)	205	139	175	139	658	118	94	162	**	374

Total Throughput (TBtu/d)	7.2	7.3	7.5	7.4	7.3	7.1	7.0	7.3	7.1	7.1
NGL Production (MB/d)	445	452	471	447	454	399	408	421	410	410
* Certain volumes earn duplicate revenue streams (i.e. both fee plus processing economics).
** Pending DCP Midstream release.
*** Includes NGL/Propane Marketing, MTM, Condensate Sales, Gas Marketing activity and other items.

Weighted Average NGL Price*
DCP Midstream ($/BBL)	44.52	39.06	37.66	28.45	37.43	20.57	19.99	17.57	17.66	18.95
DCP Midstream ($/gal)	1.06	0.93	0.90	0.68	0.89	0.49	0.48	0.42	0.42	0.45
* Based on index prices from the Mont Belvieu and Conway market hubs that are weighted by NGL component and location mix.

MLP Distributions ($ Millions)*
GP Distribution from PSXP to Phillips 66	1	1	2	4	8	6	9	11	14	40
LP Distribution from PSXP to Phillips 66	15	17	17	19	68	21	23	25	27	96
GP Distribution from DPM to DCP Midstream***	26	28	29	31	114	31	31	31	**	93
LP Distribution from DPM to DCP Midstream***	18	18	19	19	74	19	19	19	**	57
* Cash distributions declared attributable to general partner interest, common unit ownership and incentive distribution rights. These distributions are eliminated in the respective sponsors consolidated financial statements.
** Pending DCP Midstream release.
*** Represents 100 percent of DCP Midstream's distributions from DCP Midstream Partners LP (DPM).

CHEMICALS

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Chemicals Net Income Attributable to Phillips 66 ($ Millions)	316	324	230	267	1,137	203	295	252	212	962

Chemicals Adjusted EBITDA	534	557	517	493	2,101	380	507	473	341	1,701

100% CPChem Results
Net Income (Loss), excludes parent company income tax related to CPChem's earnings ($ Millions)
Olefins and Polyolefins	801	903	720	731	3,155	530	769	737	499	2,535
Specialties, Aromatics and Styrenics	97	52	(45)	74	178	69	93	4	19	185
Corporate and Other	(8)	(15)	(13)	(9)	(45)	(12)	(28)	(11)	(18)	(69)
Total	890	940	662	796	3,288	587	834	730	500	2,651

Income (Loss) before Income Taxes ($ Millions)*
Olefins and Polyolefins	815	918	735	741	3,209	542	780	750	510	2,582
Specialties, Aromatics and Styrenics	105	60	(36)	79	208	77	100	10	23	210
Corporate and Other	(8)	(14)	(12)	(9)	(43)	(12)	(28)	(9)	(18)	(67)
Total	912	964	687	811	3,374	607	852	751	515	2,725
* Excludes CPChem discontinued operations.

Depreciation and Amortization ($ Millions)	69	69	74	84	296	76	74	75	81	306

Net Interest Expense ($ Millions)*	—	(1)	(1)	—	(2)	—	(1)	(1)	—	(2)
* Net of interest income.

Investing Cash Flows ($ Millions)
Capital Expenditures and Investments*	307	440	484	540	1,771	498	518	661	960	2,637
Advances to Equity Companies	5	21	18	34	78	10	23	22	20	75
Advance Repayments from Equity Companies	—	—	—	—	—	—	—	—	(18)	(18)
*Prior period amounts have been restated.

Externally Marketed Sales Volumes (MM Lbs)*
Olefins and Polyolefins	4,302	4,395	4,067	4,051	16,815	4,019	4,258	4,446	4,193	16,916
Specialties, Aromatics and Styrenics	1,569	1,530	1,571	1,624	6,294	1,482	1,356	1,259	1,204	5,301
Total	5,871	5,925	5,638	5,675	23,109	5,501	5,614	5,705	5,397	22,217
* Represents 100 percent of CPChem's outside sales of produced petrochemical products, as well as commission sales from equity affiliates.

Olefins and Polyolefins Capacity Utilization (%)	93%	95%	83%	83%	88%	87%	91%	94%	92%	91%

Market Indicators*
U.S. Industry Prices
Ethylene, Average Acquisition Contract (cents/lb)	53.49	53.03	59.95	50.26	54.18	38.04	37.88	29.18	24.44	32.39
HDPE Blow Molding, Domestic Spot (cents/lb)	70.50	71.25	74.33	68.83	71.23	52.75	58.83	58.42	54.00	56.00

U.S. Industry Costs
Ethylene, Cash Cost Weighted Average Feed (cents/lb)	20.10	16.77	14.39	10.48	15.44	10.25	9.67	9.64	10.91	10.12
HDPE Blow Molding, Total Cash Cost (cents/lb)	67.09	66.56	73.51	63.60	67.69	50.97	50.73	41.91	36.90	45.13

Ethylene to High-Density Polyethylene Chain Cash Margin (cents/lb)	36.80	40.95	46.38	45.01	42.28	29.57	36.31	36.05	30.63	33.14
* Source: IHS, Inc.

REFINING

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Refining Net Income (Loss) Attributable to Phillips 66 ($ Millions)
Atlantic Basin/Europe	38	(37)	140	57	198	113	90	180	186	569
Gulf Coast	79	118	66	(11)	252	71	83	269	128	551
Central Corridor	225	232	328	182	967	195	216	360	86	857
Western/Pacific	(36)	77	24	289	354	159	215	194	10	578
Refining Net Income (Loss) Attributable to Phillips 66	306	390	558	517	1,771	538	604	1,003	410	2,555

Refining Income (Loss) before Income Taxes ($ Millions)
Atlantic Basin/Europe	64	(24)	205	137	382	108	130	228	88	554
Gulf Coast	128	184	100	(19)	393	109	127	416	237	889
Central Corridor	365	373	502	265	1,505	301	347	546	132	1,326
Western/Pacific	(49)	114	52	70	187	246	328	298	18	890
Refining Income (Loss) before Income Taxes	508	647	859	453	2,467	764	932	1,488	475	3,659

Refining Adjusted EBITDA	722	883	1,098	746	3,449	996	1,176	1,816	786	4,774

Realized Refining Margins ($/BBL)*
Atlantic Basin/Europe	8.34	5.75	10.60	11.04	8.94	9.94	10.45	10.27	7.18	9.39
Gulf Coast	8.80	8.22	7.35	6.33	7.64	10.59	7.38	10.72	8.59	9.29
Central Corridor	15.38	15.26	17.84	14.02	15.63	13.86	13.49	20.97	11.43	14.88
Western/Pacific	7.58	11.11	9.87	6.92	8.89	16.54	19.87	18.29	12.51	16.86
Worldwide	9.88	9.66	10.89	9.30	9.93	12.26	11.70	13.96	9.41	11.84
* Based on total processed inputs and includes proportional share of refining margins contributed by certain equity affiliates. Realized margin excludes special items.

Depreciation and Amortization ($ Millions)*
Atlantic Basin/Europe	47	48	49	48	192	45	48	51	53	197
Gulf Coast	50	50	53	54	207	54	56	57	58	225
Central Corridor	23	24	23	25	95	25	25	25	26	101
Western/Pacific	52	52	53	53	210	53	54	54	54	215
Total	172	174	178	180	704	177	183	187	191	738
* Excludes D&A of all equity affiliates.

Operating and SG&A Expense ($ Millions)*
Atlantic Basin/Europe	289	259	254	266	1,068	261	287	265	249	1,062
Gulf Coast	365	335	366	401	1,467	386	299	320	296	1,301
Central Corridor	117	129	120	134	500	113	108	138	123	482
Western/Pacific	233	233	235	251	952	217	244	256	303	1,020
Total	1,004	956	975	1,052	3,987	977	938	979	971	3,865
* Excludes Operating and SG&A Expense of all equity affiliates.

Turnaround Expense ($ Millions), included in
Operating and SG&A Expense*
Atlantic Basin/Europe	23	9	16	14	62	36	89	21	15	161
Gulf Coast	75	35	67	94	271	114	8	7	16	145
Central Corridor	5	4	3	6	18	6	1	10	16	33
Western/Pacific	22	13	15	23	73	17	46	31	83	177
Total	125	61	101	137	424	173	144	69	130	516
* Excludes Turnaround Expense of all equity affiliates.

Taxes Other than Income Taxes, excluding Excise Taxes ($ Millions)
Atlantic Basin/Europe	18	15	15	15	63	16	14	14	14	58
Gulf Coast	24	21	20	18	83	23	18	18	17	76
Central Corridor	11	7	9	8	35	11	10	11	10	42
Western/Pacific	29	26	26	23	104	23	21	22	20	86
Total	82	69	70	64	285	73	63	65	61	262

Foreign Currency Gains (Losses) After-Tax ($ Millions)	14	(18)	(6)	4	(6)	(37)	3	(1)	1	(34)

Refining—Equity Affiliate Information
Equity in earnings of affiliates	150	173	55	(67)	311	97	140	112	(24)	325
Less: Share of equity affiliate gross margin included in Realized Refining Margin and other equity affiliate-related costs*	(352)	(364)	(248)	(172)	(1,136)	(266)	(303)	(298)	(186)	(1,053)
Equity-affiliate-related expenses not included in Realized Refining Margins	(202)	(191)	(193)	(239)	(825)	(169)	(163)	(186)	(210)	(728)
Regional Totals
Gulf Coast	11	13	3	1	28	11	3	7	13	34
Central Corridor	(167)	(156)	(159)	(195)	(677)	(152)	(136)	(174)	(207)	(669)
Other Regions**	(46)	(48)	(37)	(45)	(176)	(28)	(30)	(19)	(16)	(93)
Total	(202)	(191)	(193)	(239)	(825)	(169)	(163)	(186)	(210)	(728)
* Other costs associated with equity affiliates which do not flow through equity earnings.
** Combined equity affiliates reported in Atlantic Basin/Europe and Western/Pacific.

REFINING (continued)

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Atlantic Basin/Europe*
Crude Oil Charge Input (MB/D)	551	562	538	563	554	514	475	570	596	539
Total Charge Input (MB/D)	585	612	588	616	600	567	524	611	627	583
Crude Oil Capacity Utilization (%)	94%	96%	92%	96%	94%	87%	81%	97%	101%	92%
Clean Product Yield (%)	84%	83%	86%	85%	85%	86%	84%	84%	86%	85%
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Crude Oil Charge Input (MB/D)	613	673	710	708	676	528	662	735	688	654
Total Charge Input (MB/D)	705	771	794	779	763	590	738	816	756	726
Crude Oil Capacity Utilization (%)	84%	92%	97%	97%	92%	72%	90%	100%	93%	89%
Clean Product Yield (%)	81%	79%	79%	77%	79%	77%	80%	81%	83%	80%

Central Corridor*
Crude Oil Charge Input (MB/D)	466	493	476	466	475	460	495	448	456	465
Total Charge Input (MB/D)	481	511	492	481	491	483	512	465	476	484
Crude Oil Capacity Utilization (%)	96%	102%	98%	96%	98%	94%	101%	91%	93%	95%
Clean Product Yield (%)	88%	88%	90%	90%	89%	87%	90%	88%	89%	89%
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

Western/Pacific*
Crude Oil Charge Input (MB/D)	395	424	390	403	403	327	337	346	312	330
Total Charge Input (MB/D)	427	450	423	435	434	357	358	375	343	358
Crude Oil Capacity Utilization (%)	90%	96%	89%	92%	92%	91%	94%	96%	87%	92%
Clean Product Yield (%)	84%	85%	83%	87%	85%	87%	84%	86%	84%	85%
* Includes our proportionate share of a refinery in Melaka, Malaysia.

Worldwide—Including Proportionate Share of Equity Affiliates
Crude Oil Charge Input (MB/D)	2,025	2,152	2,114	2,140	2,108	1,829	1,969	2,099	2,052	1,988
Total Charge Input (MB/D)	2,198	2,344	2,297	2,311	2,288	1,997	2,132	2,267	2,202	2,151
Crude Oil Capacity Utilization (%)	90%	96%	94%	95%	94%	84%	90%	96%	94%	91%
Clean Product Yield (%)	84%	83%	84%	84%	84%	84%	84%	84%	85%	84%

Refined Products Production (MB/D)
Atlantic Basin/Europe*
Gasoline	231	244	247	247	242	235	224	248	251	239
Distillates	245	248	240	262	249	238	200	251	271	240
Other	112	123	106	113	114	100	102	115	112	108
Total	588	615	593	622	605	573	526	614	634	587
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Gasoline	276	300	296	275	287	217	299	328	313	289
Distillates	270	286	299	293	287	216	271	302	288	270
Other	171	197	203	218	197	168	172	196	161	174
Total	717	783	798	786	771	601	742	826	762	733

Central Corridor*
Gasoline	247	262	256	251	254	241	269	238	246	249
Distillates	173	187	181	181	181	178	189	169	174	177
Other	63	64	57	53	59	68	55	58	58	60
Total	483	513	494	485	494	487	513	465	478	486
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

Western/Pacific*
Gasoline	181	198	182	194	188	169	173	184	160	172
Distillates	179	186	167	186	179	140	129	137	129	134
Other	69	70	76	56	68	52	54	54	54	53
Total	429	454	425	436	435	361	356	375	343	359
* Includes our proportionate share of a refinery in Melaka, Malaysia.

Worldwide—Including Proportionate Share of Equity Affiliates
Gasoline	935	1,004	981	967	971	862	965	998	970	949
Distillates	867	907	887	922	896	772	789	859	862	821
Other	415	454	442	440	438	388	383	423	385	395
Total	2,217	2,365	2,310	2,329	2,305	2,022	2,137	2,280	2,217	2,165

Market Indicators
Crude and Crude Differentials ($/BBL)
WTI	98.75	103.05	97.48	73.41	93.17	48.55	57.84	46.37	42.10	48.72
Brent	108.22	109.63	101.85	76.27	98.99	53.97	61.92	50.26	43.69	52.46
LLS	104.43	105.55	100.95	76.38	96.83	52.83	62.95	50.13	43.57	52.37
ANS	105.74	109.23	101.51	74.76	97.81	53.68	62.91	51.44	43.79	52.96
WTI less Maya	9.41	7.27	6.64	6.21	7.38	4.43	2.52	3.81	7.73	4.62
WTI less WCS	20.83	19.15	18.22	15.63	18.46	13.66	9.74	15.06	14.45	13.23

Natural Gas ($/MCF)
Henry Hub	5.08	4.58	3.94	3.75	4.34	2.87	2.72	2.74	2.08	2.61

Product Margins ($/BBL)
Atlantic Basin/Europe
East Coast Gasoline less Brent	5.12	15.23	15.44	8.69	11.12	9.19	20.92	19.77	11.92	15.45
East Coast Distillate less Brent	22.28	14.30	16.63	22.06	18.82	23.22	17.74	15.41	12.49	17.22
Gulf Coast
Gulf Coast Gasoline less LLS	5.25	11.53	8.54	(0.03)	6.32	9.99	13.31	13.44	7.62	11.09
Gulf Coast Distillate less LLS	18.63	17.00	16.26	16.17	17.02	18.03	13.96	13.13	10.45	13.89
Central Corridor
Central Gasoline less WTI	13.15	16.09	14.05	6.12	12.35	14.88	19.90	22.85	13.22	17.71
Central Distillate less WTI	25.94	21.07	21.85	27.60	24.12	22.63	18.21	20.40	15.03	19.06
Western/Pacific
West Coast Gasoline less ANS	11.75	20.88	16.59	7.46	14.17	20.21	32.95	38.61	23.82	28.90
West Coast Distillate less ANS	17.55	17.16	20.19	21.69	19.15	19.17	18.16	14.84	15.45	16.91

Worldwide Market Crack Spread ($/BBL)*	12.44	15.94	14.85	10.45	13.42	15.26	18.94	19.51	12.77	16.62
* Weighted average based on Phillips 66 crude capacity.

MARKETING AND SPECIALTIES

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Marketing and Specialties Net Income Attributable to Phillips 66 ($ Millions)
Marketing and Other	93	119	325	299	836	254	266	285	199	1,004
Specialties	44	43	43	68	198	50	48	53	32	183
Marketing and Specialties Net Income Attributable to Phillips 66	137	162	368	367	1,034	304	314	338	231	1,187

Marketing and Specialties Income before Income Taxes ($ Millions)
Marketing and Other	135	179	425	423	1,162	325	335	430	276	1,366
Specialties	70	69	70	104	313	81	75	84	46	286
Marketing and Specialties Income before Income Taxes	205	248	495	527	1,475	406	410	514	322	1,652

Marketing and Specialties Adjusted EBITDA ($ Millions)	226	271	410	494	1,401	320	299	549	348	1,516

Realized Marketing Fuel Margin ($/BBL)*
U.S.	1.19	1.17	1.78	1.87	1.51	1.46	1.46	2.26	1.37	1.65
International	3.72	4.52	6.10	6.48	5.22	3.85	2.98	5.94	4.74	4.40
* On third-party petroleum products sales.

Realized Margins not included in Marketing Fuel Margin ($ Millions)*
Marketing and Other	139	160	169	135	603	165	158	159	125	607
Specialties	106	102	108	146	462	122	117	122	92	453
Total	245	262	277	281	1,065	287	275	281	217	1,060
* Excludes Gain on Dispositions and Excise Tax Income.

Depreciation and Amortization ($ Millions)
Marketing and Other	20	21	21	21	83	19	19	20	21	79
Specialties	1	2	3	6	12	5	4	5	4	18
Total	21	23	24	27	95	24	23	25	25	97

Operating and SG&A Expense ($ Millions)
Marketing and Other	274	284	295	281	1,134	254	270	292	267	1,083
Specialties	32	30	35	34	131	34	35	34	38	141
Total	306	314	330	315	1,265	288	305	326	305	1,224

Marketing Petroleum Products Sales (MB/D)
U.S. Marketing
Gasoline	1,030	1,142	1,093	1,142	1,102	974	1,174	1,158	1,143	1,113
Distillates	748	784	750	864	787	689	775	792	788	761
Other	—	—	—	—	—	—	—	—	—	—
Total	1,778	1,926	1,843	2,006	1,889	1,663	1,949	1,950	1,931	1,874

International Marketing
Gasoline	89	95	95	95	93	88	94	95	93	92
Distillates	196	186	190	196	192	193	185	193	194	192
Other	16	19	17	17	17	16	14	15	18	16
Total	301	300	302	308	302	297	293	303	305	300

Worldwide Marketing
Gasoline	1,119	1,237	1,188	1,237	1,195	1,062	1,268	1,253	1,236	1,205
Distillates	944	970	940	1,060	979	882	960	985	982	953
Other	16	19	17	17	17	16	14	15	18	16
Total	2,079	2,226	2,145	2,314	2,191	1,960	2,242	2,253	2,236	2,174

Foreign Currency Gains (Losses) After-Tax ($ Millions)	—	(3)	(3)	(2)	(8)	(1)	(3)	—	—	(4)

CORPORATE AND OTHER

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Corporate and Other Net Income (Loss) Attributable to Phillips 66 ($ Millions)	(81)	(121)	(91)	(100)	(393)	(125)	(123)	(116)	(126)	(490)

Detail of Net Income (Loss) Attributable to Phillips 66 ($ Millions)
Net interest expense	(41)	(39)	(36)	(44)	(160)	(53)	(46)	(43)	(44)	(186)
Corporate overhead	(40)	(44)	(32)	(40)	(156)	(45)	(36)	(37)	(39)	(157)
Technology	(13)	(14)	(14)	(17)	(58)	(14)	(15)	(15)	(16)	(60)
Other	13	(24)	(9)	1	(19)	(13)	(26)	(21)	(27)	(87)
Total	(81)	(121)	(91)	(100)	(393)	(125)	(123)	(116)	(126)	(490)

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(69)	(69)	(66)	(83)	(287)	(102)	(105)	(105)	(104)	(416)
Capitalized interest	1	3	6	10	20	16	26	34	30	106
Interest revenue	5	6	5	5	21	5	9	5	6	25
Total	(63)	(60)	(55)	(68)	(246)	(81)	(70)	(66)	(68)	(285)

Foreign Currency Gains (Losses) After-Tax ($ Millions)	—	—	—	—	—	—	—	—	—	—

Phillips 66 Total Company Debt
Total Debt ($ Millions)*	6,188	6,183	6,183	8,635	8,635	8,892	8,909	8,897	8,887	8,887
Debt-to-Capital Ratio (%)	22%	22%	22%	28%	28%	28%	28%	27%	27%	27%
*Prior period amounts have been retrospectively adjusted for Accounting Standards Update No. 2015-03.

Total Equity ($ Millions)	21,829	21,955	22,194	22,037	22,037	22,595	23,223	24,032	23,938	23,938

NON-GAAP FINANCIAL MEASURES RECONCILIATION

	Millions of Dollars
	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Midstream Net Income to Adjusted EBITDA
Midstream net income	194	117	124	107	542	78	(62)	116	(58)	74
Plus:
Provision for income taxes	108	63	70	68	309	38	(37)	57	15	73
Depreciation and amortization	19	21	24	27	91	26	27	33	41	127
Midstream EBITDA	321	201	218	202	942	142	(72)	206	(2)	274

Adjustments (pretax):
EBITDA attributable to Phillips 66 noncontrolling interests	(8)	(12)	(13)	(12)	(45)	(16)	(17)	(20)	(20)	(73)
Proportional share of selected equity affiliates income taxes	2	—	2	(1)	3	1	(2)	—	(49)	(50)
Proportional share of selected equity affiliates net interest	30	31	29	28	118	32	33	34	34	133
Proportional share of selected equity affiliates depreciation and amortization	39	36	37	38	150	40	41	42	43	166
Lower-of-cost-or-market inventory adjustments	—	—	—	2	2	—	—	—	—	—
Impairments by equity affiliates	—	—	—	—	—	—	194	4	168	366
Asset disposition	—	—	—	—	—	—	—	(30)	—	(30)
Pension settlement expenses	—	—	—	—	—	—	—	9	—	9
Midstream Adjusted EBITDA*	384	256	273	257	1,170	199	177	245	174	795
* Proportional share of selected equity affiliates is net of noncontrolling interests.

Reconciliation of Chemicals Net Income to Adjusted EBITDA
Chemicals net income	316	324	230	267	1,137	203	295	252	212	962
Plus:
Provision for income taxes	126	142	98	129	495	88	121	108	36	353
Chemicals EBITDA	442	466	328	396	1,632	291	416	360	248	1,315

Adjustments (pretax):
Proportional share of selected equity affiliates income taxes	27	28	35	21	111	22	25	26	18	91
Proportional share of selected equity affiliates net interest	3	1	2	3	9	2	1	2	2	7
Proportional share of selected equity affiliates depreciation and amortization	62	62	64	70	258	65	65	65	69	264
Impairments by equity affiliates	—	—	88	—	88	—	—	20	4	24
Lower-of-cost-or-market inventory adjustments	—	—	—	3	3	—	—	—	—	—
Chemicals Adjusted EBITDA	534	557	517	493	2,101	380	507	473	341	1,701

Reconciliation of Refining Net Income to Adjusted EBITDA
Refining net income	306	390	558	517	1,771	538	604	1,003	410	2,555
Plus:
Provision for income taxes	202	257	301	(64)	696	226	328	485	65	1,104
Depreciation and amortization	172	174	178	180	704	177	183	187	191	738
Refining EBITDA	680	821	1,037	633	3,171	941	1,115	1,675	666	4,397

Adjustments (pretax):
Proportional share of selected equity affiliates income taxes	—	1	—	2	3	—	(2)	—	(1)	(3)
Proportional share of selected equity affiliates net interest	(19)	—	—	—	(19)	—	—	—	—	—
Proportional share of selected equity affiliates depreciation and amortization	61	61	61	62	245	63	63	62	64	252
Asset dispositions	—	—	—	(145)	(145)	(8)	—	—	—	(8)
Impairments	—	—	—	131	131	—	—	—	—	—
Pending claims and settlements	—	—	—	23	23	—	—	30	—	30
Lower-of-cost-or-market inventory adjustments	—	—	—	40	40	—	—	—	53	53
Pension settlement expenses	—	—	—	—	—	—	—	49	4	53
Refining Adjusted EBITDA	722	883	1,098	746	3,449	996	1,176	1,816	786	4,774

Reconciliation of Marketing and Specialties Net Income to Adjusted EBITDA
Marketing and Specialties net income	137	162	368	367	1,034	304	314	338	231	1,187
Plus:
Provision for income taxes	68	86	127	160	441	102	96	176	91	465
Interest revenue	—	—	—	—	—	—	(2)	—	—	(2)
Depreciation and amortization	21	23	24	27	95	24	23	25	25	97
Marketing and Specialties EBITDA	226	271	519	554	1,570	430	431	539	347	1,747

Adjustments (pretax):
Asset dispositions	—	—	(109)	(16)	(125)	(110)	(132)	—	—	(242)
Pending claims and settlements	—	—	—	(44)	(44)	—	—	—	—	—
Pension settlement expenses	—	—	—	—	—	—	—	10	1	11
Marketing and Specialties Adjusted EBITDA	226	271	410	494	1,401	320	299	549	348	1,516

Reconciliation of Phillips 66 Net Income to Adjusted EBITDA
Net income	1,578	872	1,189	1,158	4,797	997	1,025	1,592	666	4,280
Less:
Income from discontinued operations	706	—	—	—	706	—	—	—	—	—
Plus:
Provision for income taxes	426	487	538	203	1,654	391	440	767	166	1,764
Net interest expense	63	60	55	68	246	81	67	66	69	283
Depreciation and amortization	234	239	249	273	995	253	274	270	281	1,078
Phillips 66 EBITDA	1,595	1,658	2,031	1,702	6,986	1,722	1,806	2,695	1,182	7,405

Adjustments (pretax):
EBITDA attributable to Phillips 66 noncontrolling interests	(8)	(12)	(13)	(12)	(45)	(16)	(17)	(20)	(20)	(73)
Proportional share of selected equity affiliates income taxes	29	29	37	22	117	23	21	26	(32)	38
Proportional share of selected equity affiliates net interest	14	32	31	31	108	34	34	36	36	140
Proportional share of selected equity affiliates depreciation and amortization	162	159	162	170	653	168	169	169	176	682
Asset dispositions	—	—	(109)	(161)	(270)	(118)	(132)	(30)	—	(280)
Impairments	—	—	—	131	131	—	—	—	—	—
Impairments by equity affiliates	—	—	88	—	88	—	194	24	172	390
Pending claims and settlements	—	—	—	(21)	(21)	—	—	30	—	30
Lower-of-cost-or-market inventory adjustments	—	—	—	45	45	—	—	—	53	53
Pension settlement expenses	—	—	—	—	—	—	—	75	5	80
Phillips 66 Adjusted EBITDA	1,792	1,866	2,227	1,907	7,792	1,813	2,075	3,005	1,572	8,465

Use of Non-GAAP Financial Information—This earnings release supplemental data includes the terms EBITDA and adjusted EBITDA. These are non-GAAP financial measures. EBITDA and adjusted EBITDA are included to help facilitate comparisons of operating performance across periods, to help facilitate comparisons with other companies in our industry and to help facilitate determination of enterprise value. The GAAP measure most directly comparable to EBITDA and adjusted EBITDA is net income.